Exhibit 10.1

AMENDMENT NO. 6
TO NOTE PURCHASE AGREEMENT

This Amendment No. 6 to Note Purchase Agreement (this “Amendment”), dated as of April 13, 2012, is made by and among AEMETIS ADVANCED FUELS KEYES, INC. (f/k/a AE Advanced Fuels Keyes, Inc.), a Delaware corporation (the “Company”), THIRD EYE CAPITAL CORPORATION, an Ontario corporation, as agent (“Agent”), THIRD EYE CAPITAL CREDIT OPPORTUNITIES FUND - INSIGHT FUND (“TEC Insight Fund Purchaser”), SPROTT PRIVATE CREDIT FUND L.P. (“Sprott PCF Purchaser”) and SPROTT PC TRUST (“Sprott PC Trust Purchaser”, and together with TEC Insight Fund Purchaser and Sprott PCF Purchaser, “Purchasers”).

RECITALS

A.           The Company, Agent and Purchasers entered into a certain Note Purchase Agreement dated as of October 18, 2010, as amended by an Amendment No. 1 to Note Purchase Agreement dated as of March 10, 2011, as further amended by a Limited Waiver and Amendment No. 2 to Note Purchase Agreement dated as of June 20, 2011, as further amended by a Limited Waiver and Amendment No. 3 to Note Purchase Agreement dated as of August 31, 2011, as further amended by a Limited Waiver and Amendment No. 4 to Note Purchase Agreement dated as of November 8, 2011, and as further amended by a Limited Waiver, Consent and Amendment No. 5 to Note Purchase Agreement dated as of January 31, 2012 (as the same may be further amended, restated, supplemented, revised or replaced from time to time, the “Agreement”).  Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

B.           The Company has requested, and the Agent and Purchasers have agreed, to amend the Agreement on the terms and conditions contained herein.

AGREEMENT

SECTION 1.                      Reaffirmation of Indebtedness and Revenue Participation.  The Company hereby confirms that (a) as of March 31, 2012, the outstanding principal balance of the Notes and accrued and unpaid interest thereon (excluding any Default or Event of Default interest) is $5,973,750.17 and (b) as of March 31, 2012, the accrued and unpaid Revenue Participation (as defined in the Fee Letter) is $6,937,999.19.

SECTION 2.                      Amendments.  As of the date hereof, the following sections of the Agreement shall be and hereby are amended as follows:

(A)           Recitals Part of Agreement.  The foregoing recitals are hereby incorporated into and made a part of this Agreement, including all defined terms referenced therein.

(B)           Section 1.1 (Definitions).  The definition of “Notes” shall be deleted in its entirety and replaced with the following:

“Notes” mean, collectively, (i) the Original Notes issued and purchased on the Closing Date pursuant to Section 2.1 in the aggregate original principal amount of $4,500,000, (ii) the Additional Notes issued and purchased on March 10, 2011 pursuant to Section 2.1 in the aggregate original principal amount of $3,500,000 as the same may be amended, restated or modified from time to time, (iii) the note issued and purchased in connection with the Limited Waiver and Amendment No. 2 to the Agreement in the original principal amount of $100,000, (iv) any notes issued and purchased in connection with the Limited Waiver, Consent and Amendment No. 5 to the Agreement in the principal amounts set forth therein (the notes referred to in clauses (iii) and (iv) shall be referred to as the “Waiver Notes”), and (v) the note issued and purchased in connection with the Amendment No. 6 to the Agreement in the original principal amount of $1,000,000.

SECTION 3.                      Conditions to Effectiveness.  This Amendment shall be effective only upon and subject to satisfaction of the following conditions precedent:

(A)           Agent shall have received this Amendment duly executed by the parties hereto.

(B)           Agent shall have received an amendment fee consisting of (i) $75,000 paid in cash and (ii) 340,000 shares of common stock of Aemetis, Inc. (f/k/a AE Biofuels, Inc.), which amendment fee shall be deemed fully earned and nonrefundable, and the Company shall cause Aemetis, Inc. to deliver share certificates representing such shares to the Agent by April 30, 2012.

(C)           Agent shall have received payment in cash in the amount of $88,643.63 for certain unreimbursed costs and expenses payable by the Company pursuant to the terms of the Agreement.

(D)           Agent shall have received the Note duly executed by the Company and in the original principal amount of $1,000,000.

(E)           Agent shall have received a Third Amendment and Reaffirmation to Unconditional Personal Guaranty, duly executed by Eric McAfee.

(F)           Agent shall have received a Reaffirmation of Guaranty, duly executed by Aemetis, Inc. and McAfee Capital LLC.

(G)           Agent shall have received certified copies of the certificate of incorporation and bylaws of the Company as in effect on the date hereof, and of the resolutions duly adopted by the Company’s board of directors authorizing the execution, delivery and performance of this Amendment and the agreements and transactions contemplated hereby, including the issuance and sale of the Note.

(H)           Agent shall have received certified copies of the certificate of incorporation and bylaws of Aemetis, Inc. as in effect on the date hereof, and of the resolutions duly adopted by the board of directors of Aemetis, Inc. authorizing the execution, delivery and performance of the Reaffirmation of Guaranty and the issuance of 340,000 shares of its common stock.

(I)           Agent shall have received certified copies of the certificate of formation and operating agreement of McAfee Capital LLC as in effect on the date hereof, and of the resolutions duly adopted by the board of managers or similar governing body (if any) authorizing the execution, delivery and performance of the Reaffirmation of Guaranty.

(J)           Agent shall have received all other approvals, opinions, documents, agreements, instruments, certificates, schedules and materials as Agent may reasonably request.

In consideration of the foregoing and the transactions contemplated by this Amendment, the Company hereby (a) ratifies and confirms all of the obligations and liabilities of the Company owing pursuant to the Agreement and the other Transaction Documents and (b) agrees to pay all costs and expenses of Agent and Purchasers in connection with this Amendment.

SECTION 4.                      Agreement in Full Force and Effect as Amended.  Except as specifically amended hereby, the Agreement and other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended.  Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of, or consent to or departure from, any provisions of the Agreement or any other Transaction Document or any right, power or remedy of Agent or Purchasers thereunder, nor constitute a waiver of any provision of the Agreement or any other Transaction Document, or any other document, instrument or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  This Amendment shall not preclude the future exercise of any right, remedy, power, or privilege available to Agent or Purchasers whether under the Agreement, the other Transaction Documents, at law or otherwise.  All references to the Agreement shall be deemed to mean the Agreement as modified hereby.  This Amendment shall not constitute a novation or satisfaction and accord of the Agreement or any other Transaction Documents, but shall constitute an amendment thereof.  The parties hereto agree to be bound by the terms and conditions of the Agreement and Transaction Documents as amended by this Amendment, as though such terms and conditions were set forth herein.  Each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Agreement as amended by this Amendment, and each reference herein or in any other Transaction Document to “the Agreement” shall mean and be a reference to the Agreement as amended and modified by this Amendment.

SECTION 5.                      Representations.  The Company hereby represents and warrants to Agent and Purchasers as of the date of this Amendment as follows:  (A) it is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation; (B) the execution, delivery and performance by it of this Amendment and all other Transaction Documents executed and delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (i) its articles of incorporation, bylaws or other organizational documents, or (ii) any applicable law; (C) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or any other Transaction Documents executed and delivered in connection herewith by or against it; (D) this Amendment and all other Transaction Documents executed and delivered in connection herewith have been duly executed and delivered by it; (E) this Amendment and all other Transaction Documents executed and delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (F) after giving effect to this Amendment and other than the Defaults or Events of Default disclosed in writing to the Agent by the Company, it is not in default under the Agreement or any other Transaction Documents and no Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; and (G) the representations and warranties contained in the Agreement and the other Transaction Documents are true and correct in all material respects as of the date hereof as if then made, except for such representations and warranties limited by their terms to a specific date.

SECTION 6.                      Miscellaneous.

(A)           This Amendment may be executed in any number of counterparts (including by facsimile or email), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  Each party agrees that it will be bound by its own facsimile or scanned signature and that it accepts the facsimile or scanned signature of each other party.  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof.  Whenever the context and construction so require, all words herein in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.  The use of the word “including” in this Amendment shall be by way of example rather than by limitation.  The use of the words “and” or “or” shall not be inclusive or exclusive.

(B)           This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified without the written consent of the Company and Agent.  This Amendment shall be considered part of the Agreement and shall be a Transaction Document for all purposes under the Agreement and other Transaction Documents.

(C)           This Amendment, the Agreement and the Transaction Documents constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto.  There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof.

(D)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE AGREEMENT.

(E)           The Company may not assign, delegate or transfer this Amendment or any of its rights or obligations hereunder.  No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of the Company or any of its Subsidiaries.  Nothing contained in this Amendment shall be construed as a delegation to Agent or Purchasers of the Company’s or any of its Subsidiaries’ duty of performance, including any duties under any account or contract in which Agent or Purchasers have a security interest or lien.  This Amendment shall be binding upon the Company and its respective successors and assigns.

(F)           All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment and no investigation by Agent or Purchasers shall affect such representations or warranties or the right of Agent or Purchasers to rely upon them.

(G)           THE COMPANY HEREBY ACKNOWLEDGES THAT THE COMPANY’S PAYMENT OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR ANY PURCHASER.  THE COMPANY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND EACH PURCHASER AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE COMPANY MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER TRANSACTION DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

AEMETIS ADVANCED FUELS KEYES, INC.

By:	/s/ Eric A. McAfee
Name:	Eric A. McAfee
Title:	CEO

THIRD EYE CAPITAL CORPORATION, as Agent

By:	/s/ Arif Bhalwani
Name:	Arif Bhalwani
Title:	Managing Director

THIRD EYE CAPITAL CREDIT OPPORTUNITIES FUND - INSIGHT FUND

By:	Third Eye Capital Credit Opportunities S.ar.l., its Managing General Partner

By:	/s/ Robert L. DeNormandie
Name:	Robert L. DeNormandie
Its:	Manager

By:	/s/ Richard Goddard
Name:	Richard Goddard
Its:	Manager

SPROTT PRIVATE CREDIT FUND L.P.

By:	Sprott Genpar Ltd., its General Partner

By:	/s/ Kirstin McTaggart
Name:	Kirstin McTaggart
Title:	Chief Compliance Officer

By its signature below, the undersigned agrees to be bound by all of the terms and conditions of the Agreement as a “Purchaser”:

SPROTT PC TRUST

By:	Sprott Asset Management L.P., its Manager

By:	/s/ Kirstin McTaggart
Name:	Kirstin McTaggart
Title:	Chief Compliance Officer

Signature Page to Amendment No. 6

4